SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 7, 1999


                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


          Nevada                   33-18336-LA                    87-0448736
          ------                   -----------                    ----------
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                     (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

<PAGE 1>
Item 5.   Other Events.
          -------------

          On July 7, 1999, the amendment of Registrant's Articles of Incorporation approved at its Annual Meeting of Stockholders on May 25, 1999, was filed in the Office of the Secretary of State, State of Nevada.

          Registrant executed the Third and Fourth Amendments to Second Restated Revolving Credit Loan Agreement on September 9 and November 9, 1999, respectively.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          (c) A copy of new Article XIV of Registrant's Articles of Incorporation is filed herewith as Exhibit 1.

               Copies of the Third and Fourth Amendments to Second Restated Revolving Credit Loan Agreement are filed herewith as Exhibit 2 and Exhibit 3, respectively.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAON, INC.



Date:  March 17, 2000                By: /s/ John B. Johnson, Jr.
                                         ---------------------------
                                             John B. Johnson, Jr., Secretary

                                    Exhibit 1

                                   ARTICLE XIV

                             LIABILITY OF DIRECTORS

          No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) for the payment of distributions in violation of
          Section 78.300 of the Nevada General Corporation Law. If the Nevada General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Nevada General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or modification.

<PAGE 1>
                                    Exhibit 2

                               THIRD AMENDMENT TO
                 SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT

         This Third Amendment to Second Restated Revolving Credit Loan Agreement ("Amendment") is made and entered into effective this 9th day of September, 1999, by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/Aaon, Inc.) (separately and collectively, the "Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     A. Reference is made to the Second Restate Revolving Credit Loan Agreement of Sale dated effective July 1, 1996, which was amended by the Amendment One dated June 30, 1997, and by the Amendment Two to Second Restated Revolving Credit Loan Agreement dated effective June 30, 1998, both between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Line. Terms used herein shall have the meanings given in the Credit Agreement, unless otherwise defined herein.

     B. Borrower has requested Bank to extend the maturity date of the $15,150,000 Revolving Line to August 31, 2001, and to release the Collateral which currently secures payment of the Note; and Bank has agreed to accommodate such request, subject to the terms and conditions set forth below.

                                    AGREEMENT

          For valuable consideration received, it is agrees as follows:

          1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                    A. Section 3 (Security) and Section 3.2 of the Credit Agreement are hereby deleted; and in connection herewith, Bank hereby acknowledges and agrees that all security interests and other liens granted by Borrower to Bank to secure payment of the Note and other Obligations under the Credit Agreement and security agreements are hereby released; provided, however, that the foregoing release shall not affect any statutory or other rights of setoff which may exist in favor of Bank.

                    B. Section 1.36 (Note) of the Credit Agreement shall now mean and read the $15,150,000 Revolving Credit Note of even date herewith, which matures August 31, 2001.

<PAGE 2>
          2. Release Documents. In connection with the release of the Collateral, Bank shall deliver appropriate termination statements for UCC-1 financing statements to Borrower, or at Borrower's direction, to proceed to process such termination statements through the appropriate filing offices, in order to evidence a termination of all financing statements executed and filed in connection with the Credit Agreement.

          3. Conditions for Extension of $15,150,000 Revolving Line. As a condition for the extension of the $15,150,000 Revolving Line to August 31, 2001, the following shall be satisfied:

                    A. Borrower shall execute and deliver to Bank a $15,150,000 Promissory Note in form and content as set forth in Schedule "3.1" attached hereto, which constitutes an extension, renewal and change of form of the $15,150,000 Promissory Note dated effective June 30, 1997.

                    B. Borrower hereby represents and certifies to Bank that (i) no Initial Default or Matured Default exists under the Credit Agreement, and all representations and warranties set forth therein remain true and correct in all material respects as of the date hereof, and (ii) all schedules attached the Credit Agreement remain true and correct, except as otherwise disclosed on Schedule "3.2" attached hereto.

          4. Ratification of Documents. Borrower hereby ratifies and confirms the Credit Agreement and the Note, as extended hereby, and agrees that they remain in full force and effect, enforceable in accordance with their terms.

          5. Ratification of Guaranty. Aaon, Inc., a Nevada corporation, hereby ratifies and confirms the Guaranty Agreement dated effective July 1, 1996, and expressly hereby consents to the release of the Collateral, and acknowledges and agrees that the Guaranty shall remain in full force and effect notwithstanding such release, with the understanding by the Guarantor that the Bank would not consent to the release of the Collateral without, inter alia, Guarantor's ratification of its Guaranty. Guarantor further acknowledges and agrees that the Guaranty Agreement is amended to reflect that the term "Note" described therein shall now mean and read the $15,150,000 Promissory Note of even date herewith, together with extensions, renewals and changes in form thereof.

          6. Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of the parties hereto, their successors and assigns.

          7. Costs, Expenses and Fees. Borrower hereby agrees to pay the reasonable costs, expenses and fees of Bank incurred in connection with the preparation of this document and all related instruments, documents and agreements.

<PAGE 3>
                           "Bank"

                           BANK OF OKLAHOMA, NATIONAL
                           ASSOCIATION


                           By: /s/ Robert D. Mattax
                               -------------------------------
                                   Robert D. Mattax, Senior Vice President



                           "Borrower"

                           AAON, INC., an Oklahoma corporation


                           By: /s/ Norman H. Asbjornson
                               -------------------------------
                                   Norman H. Asbjornson, President


                           AAON COIL PRODUCTS, INC., a
                           Texas corporation (formerly
                           known as CP/AAON, Inc.)


                           By: /s/ Norman H. Asbjornson
                               -------------------------------
                                   Norman H. Asbjornson, President


                           "Guarantor"

                           AAON, INC., an Oklahoma corporation


                           By: /s/ Norman H. Asbjornson
                               -------------------------------
                                   Norman H. Asbjornson, President

<PAGE 4>
STATE OF OKLAHOMA                   )
                                    )  ss.
COUNTY OF TULSA                     )

     The foregoing instrument was acknowledged before me this 10th day of September, 1999, by Robert D. Mattax, Senior Vice President of Bank of Oklahoma, National Association.


My Commission Expires:
                                                /s/ Kathy I. Sheffield
                                                -------------------------
May 28, 2001                                        Notary Public
[S E A L]



STATE OF OKLAHOMA                   )
                                    )  ss.
COUNTY OF TULSA                     )

     The foregoing instrument was acknowledged before me this 10th day of September, 1999, by Norman H. Asbjornson, President of Aaon, Inc., an Oklahoma corporation, and President of Aaon Coil Products, Inc., a Texas corporation (formerly known as CP/Aaon, Inc., an Oklahoma corporation).


My Commission Expires:
                                                /s/ Kathy I. Sheffield
                                                -------------------------
May 28, 2001                                        Notary Public
[S E A L]

                                 Schedule "3.1"

                          ($15,150,000 Promissory Note)

                                 Schedule "3.2"


<PAGE 1>
                                 PROMISSORY NOTE


$15,150,000                                   Effective Date:  September 9, 1999
                                                                 Tulsa, Oklahoma

     FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($15,150,000), or, if less, the aggregate sum of advances made by Lender to Maker under the Second Restated Revolving Credit Agreement ("Credit Agreement") of even date herewith, as follows:

         a.       Principal.  Principal shall be payable on August 31, 2001.

         b.       Interest.  Interest  shall be  payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at maturity, commencing October 1, 1999, based upon the type of loan and interest rate related thereto as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

     This Note is the "Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms defined in said Credit Agreement are used herein as therein defined.

     All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

     From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either
<PAGE 2>
primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

     The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

     This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note is an increase and extension of the $15,150,000 Promissory Note dated effective June 30, 1997.

                                       AAON, INC., an Oklahoma corporation


                                       By /s/ Norman H. Asbjornson
                                          -----------------------------
                                              Norman H. Asbjornson, President


                                       AAON COIL  PRODUCTS,  INC.,  a Texas
                                       corporation  (formerly  known as
                                       CP/AAON, Inc.)


                                       By /s/ Norman H. Asbjornson
                                          -----------------------------
                                              Norman H. Asbjornson, President

<PAGE 1>
                                    Exhibit 3


                               FOURTH AMENDMENT TO
                 SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT

     This Fourth Amendment to Second Restated Revolving Credit Loan Agreement ("Amendment") is made and entered into effective this 9th day of October, 1999, by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/Aaon, Inc.) (separately and collectively, the "Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     A. Reference is made to the Second Restate Revolving Credit Loan Agreement of Sale dated effective July 1, 1996, which was amended by the Amendment One dated June 30, 1997, by the Amendment Two to Second Restated Revolving Credit Loan Agreement dated effective June 30, 1998, and the Third Amendment to Second Restated Revolving Credit and Loan Agreement all between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Line. Terms used herein shall have the meanings given in the Credit Agreement, unless otherwise defined herein.

     B. Borrower has requested Bank to amend certain terms of the Credit Agreement and Bank has agreed to accommodate such request, subject to the terms and conditions set forth below.

                                    AGREEMENT

         For valuable consideration received, it is agrees as follows:

          8. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

               A. Section 7.5 (Dividends) is hereby amended to delete the last sentence thereof and replace it with the following: "Notwithstanding the foregoing, Borrower may repurchase up to ten percent (10%) of the Borrower's currently outstanding common stock on or before September 15, 2001."

               B. Section 8.5 (Capital Expenditures) is hereby deleted and replaced with the following:

          "8.5 Capital Expenditures. The Borrowers agree not to make or commit to make any capital expenditure during any fiscal year for the acquisition, construction, expansion or improvement of capital assets (whether owned or leased or otherwise) when combined with the capital expenditures of AAON (Nevada) for such period which, if made in the
<PAGE 2>
          applicable period for delivery and payment and combined with payments of commitments by AAON (Nevada) for such period, would result in expenditures in excess of the following limitations: (i) $8,000,000 aggregate during the fiscal year ending December 31, 1999; (ii) $6,000,000 aggregate during the fiscal year ending December 31, 2000; and (iii) thereafter, $3,500,000 aggregate during any fiscal year."

          9. Ratification of Documents. Borrower hereby ratifies and confirms the Credit Agreement and the Note, and agrees that they remain in full force and effect, enforceable in accordance with their terms.

          10. Ratification of Guaranty. Aaon, Inc., a Nevada corporation, hereby ratifies and confirms the Guaranty Agreement dated effective July 1, 1996, and acknowledges and agrees that the Guaranty shall remain in full force and effect notwithstanding the amendments to the Credit Agreement in Section 1, above.

          11. Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of the parties hereto, their successors and assigns.

          12. Costs, Expenses and Fees. Borrower hereby agrees to pay the reasonable costs, expenses and fees of Bank incurred in connection with the preparation of this document and all related instruments, documents and agreements.

                                 "Bank"

                                 BANK OF OKLAHOMA, NATIONAL ASSOCIATION


                                 By: /s/ Robert D. Mattax
                                     ----------------------------
                                         Robert D. Mattax, Senior Vice President


                                 "Borrower"

                                 AAON, INC., an Oklahoma corporation


                                 By: /s/ Norman H. Asbjornson
                                     ----------------------------
                                         Norman H. Asbjornson, President

<PAGE 3>
                                 AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.)


                                 By: /s/ Norman H. Asbjornson
                                     ----------------------------
                                         Norman H. Asbjornson, President


                                 "Guarantor"

                                 AAON, INC., an Oklahoma corporation


                                 By: /s/ Norman H. Asbjornson
                                     ----------------------------
                                         Norman H. Asbjornson, President